Exhibit 99.2

SEE Announces Expiration and Results of Offer to Purchase 5.125% Senior Notes due 2024
CHARLOTTE, N.C., November 15, 2023 – Sealed Air Corporation (“SEE”) (NYSE: SEE) today announced that its previously announced cash tender offer (the “Tender Offer”) for any and all of its 5.125% senior notes due 2024 (the “Notes”) expired at 5:00 p.m. New York City time, on November 15, 2023 (the “Expiration Date”). According to information provided by Global Bondholder Services Corporation, the Depositary and Information Agent for the Tender Offer, $202,549,000 aggregate principal amount of the Notes, or 47.66% of the aggregate principal amount outstanding, were validly tendered at or prior to the expiration of the Tender Offer and not validly withdrawn. In addition, $872,000 aggregate principal amount of the Notes were tendered pursuant to the guaranteed delivery procedures described in the Offer to Purchase, dated November 8, 2023 (the “Offer to Purchase”) and remain subject to the applicable delivery requirements under such procedures. The Tender Offer was made pursuant to the Offer to Purchase and the related Notice of Guaranteed Delivery (together with the Offer to Purchase, the “Offer Documents”). The obligation of SEE to accept the Notes tendered and to pay the consideration for the Notes is subject to satisfaction or waiver of certain conditions, which are more fully described in the Offer to Purchase. On November 20, 2023, which is the expected settlement date (the “Settlement Date”) for the Tender Offer, SEE expects to pay for all Notes that have been validly tendered and not validly withdrawn.

Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding(1)	Principal Amount Tendered (Excluding Guaranteed Delivery)	Principal Amount Reflected in Notices of Guaranteed Delivery
5.125% Senior Notes due 2024	81211KAW0/ US81211KAW09 (Rule 144A), U81193 AN1 / USU81193AN11 (Regulation S)	$425,000,000	$202,549,000	$872,000
(1)Immediately prior to the commencement of the Tender Offer
Holders of Notes accepted for purchase pursuant to the Tender Offer will receive the previously announced total consideration of $992.97 for each $1,000 principal amount of the Notes plus accrued and unpaid interest on Notes purchased up to, but not including, the Settlement Date. SEE intends to satisfy and discharge any outstanding Notes that are not tendered in the Tender Offer upon the terms and conditions set forth in the indenture governing the Notes.
SEE has retained BofA Securities, Inc. to act as exclusive Dealer Manager. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact: BofA Securities, Inc. at (888) 292-0070 (toll free) or (980) 683-5454 (collect). Requests for copies of the Offer to Purchase and other related materials should be directed to Global Bondholder Services Corporation at contact@gbsc-usa.com (email), 1-855-654-2014 (U.S. Toll Free), 1-212-430-3774 (Banks and Brokers).
This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to sell with respect to any Notes nor is this announcement an offer to sell or a solicitation of an offer to purchase new debt securities. The Tender Offer was made solely pursuant to the Offer Documents, which set forth the complete terms and conditions of the Tender Offer. The Tender Offer is not being made to, nor will SEE accept tenders of Notes from, holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
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About SEE

SEE (NYSE: SEE) is in business to protect, to solve critical packaging challenges, and to make our world better than we find it. Our automated packaging solutions promote a safer, more resilient, and less wasteful global food, fluids and liquids supply chain, enable e-commerce, and protect goods in transit from damage.
The company, under its former trade name, Sealed Air, announced its new SEE corporate brand and logo in May 2023.

Our globally recognized solution brands include CRYOVAC® food packaging, LIQUIBOX® fluids and liquids systems, SEALED AIR® protective packaging, AUTOBAG® automated packaging systems, BUBBLE WRAP® packaging, SEE Automation™ and prismiq™ digital packaging and printing.
Our partnership with customers creates value through sustainable, automated, and digital packaging solutions, leveraging our industry-leading expertise in materials, automation systems, engineering and technology.
SEE has approximately 17,300 employees (including Liquibox employees) who serve customers in 120 countries/territories.
Website Information
We routinely post important information for investors on our website in the Investors section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition, results of operations and cash flows. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements.
Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, expectations regarding future impacts resulting from the Liquibox acquisition, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings.
The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: global economic and political conditions, including recessionary and inflationary pressures, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, failure to realize synergies and other financial benefits from the acquisition of Liquibox within the expected time frames, greater than expected costs or difficulties related to the integration of Liquibox, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019, negative impacts related to the ongoing conflict between Russia and Ukraine and related sanctions, export restrictions and other counteractions thereto, uncertainties relating to existing or potential increased hostilities in the Middle East, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our merger, acquisition and equity investment strategies, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in our credit ratings, the tax benefit associated with the Settlement agreement (as defined in our 2022 Annual Report on Form 10-K), regulatory actions and legal matters and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Company Contacts
Investor Relations

Brian Sullivan
Brian.c.sullivan@sealedair.com
704.503.8841

Louise Lagache
Louise.lagache@sealedair.com
Media
Christina Griffin
Christina.griffin@sealedair.com
704.430.5742